Exhibit 1.1

Caterpillar Financial Services Corporation

Medium-Term Notes, Series G

With Maturities of Nine Months or More from Date of Issue

Distribution Agreement

April 7, 2011

Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
One Bryant Park
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Citigroup Global Markets Inc.
388 Greenwich Street, 34th Floor
New York, New York 10013

Goldman, Sachs & Co.
200 West Street
New York, New York 10282

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Dear Sirs:
Caterpillar Financial Services Corporation, a Delaware corporation (the “Company”), proposes to issue and sell its Medium-Term Notes, Series G, with Maturities of Nine Months or More from Date of Issue (the “Securities”) and agrees with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC (each individually an “Agent”, and collectively the “Agents”) as set forth herein.  Subject to the terms and conditions stated herein, the Company hereby (i) appoints each of the Agents as an agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any of the Agents as principal for resale to others, it will enter into a separate agreement, which may be a written agreement, substantially in the form of Annex I hereto or an oral agreement confirmed in writing by such Agent (each a “Terms Agreement”) relating to such sale in accordance with

Section 2(b) hereof.    As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $13,000,000,000 aggregate initial offering price of Securities (or its equivalent, based upon the exchange rate on the applicable trade date in such foreign or composite currencies as the Company shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement.  It is understood, however, that the Company may from time to time authorize the issuance of additional Securities and that such additional Securities may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Securities were authorized as of the date hereof.

The terms and rights of the Securities shall be as specified in or established pursuant to the indenture, dated as of April 15, 1985, as supplemented to the date hereof (the “Indenture”), between the Company and U.S. Bank Trust National Association, as successor Trustee (the “Trustee”).  The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time.  The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Annex II (the “Procedure”) or as otherwise agreed upon and, if applicable, will be specified in a related Terms Agreement.

1. The Company represents and warrants to, and agrees with, you that:

(a) A registration statement on Form S-3 (Registration No. 333-             ) (including any post-effective amendments thereto, if applicable, and all exhibits thereto, but excluding all Forms T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, the “Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) in the form heretofore delivered or to be delivered to you, excluding exhibits to the Registration Statement, but including all documents incorporated by reference in the prospectus included therein (except for any statements in such documents which are deemed under Rule 412 under the Securities Act of 1933, as amended (the “Act”), not to be incorporated by reference in such prospectus), not earlier than three years prior to the date hereof, and the Registration Statement and any post-effective amendment thereto became effective upon filing under Rule 462(e) under the Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof under the Act has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any prospectus, any prospectus supplement and/or pricing supplement used before the acceptance by the Company of an offer for the purchase of Securities which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act being hereinafter called a “Preliminary Prospectus;” the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus;” any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented (including any applicable supplement to the Prospectus that sets forth the terms of a particular issue of the Securities (a “Pricing Supplement”)) to relate to Securities sold pursuant to this Agreement, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing or transmission);

(b) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the  Act and (D) at the date hereof, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405 under the Act (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405; the Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”; and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) the Act objecting to the use of the automatic shelf registration statement form.

At the time of filing the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

(d) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

(e) (i) The Preliminary Prospectus or the Prospectus, as supplemented by the final term sheet prepared and filed pursuant to Section 4(c) of this Agreement in respect of a Security (collectively, the “Pricing Disclosure Package”), as of the Applicable Time in respect of such Security, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in such final term sheet or the Prospectus as amended or supplemented to relate to a particular issuance of Securities.  “Applicable Time” means as to any Security, the time and day at which the Company and an Agent reach agreement as to the terms of such Security and its sale;

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(iii) No Issuer Free Writing Prospectus will conflict with the information contained in the Registration Statement, the Prospectus, the Preliminary Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its consolidated business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries (other than debt incurred in the ordinary course pursuant to the Company’s medium-term note programs) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

(g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial property or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of the Company and its subsidiaries, as a whole;

(h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and all of such shares are owned directly or indirectly by Caterpillar Inc., a Delaware corporation (“Caterpillar”), free and clear of all liens, encumbrances, security interests or claims;

(i) This Agreement has been, and, if applicable, the Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company;

(j) The Securities have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this  Agreement and any Terms Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to the Securities and in the Pricing Disclosure Package;

(k) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Caterpillar or any of their subsidiaries is a party or by which the Company or Caterpillar or any of their subsidiaries is bound or to which any of the property or assets of the Company or Caterpillar or any of their subsidiaries is subject, including the Support Agreement, dated as of December 21, 1984, as amended (the “Support Agreement”), between the Company and Caterpillar, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Caterpillar or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities laws in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principals, as the case may be, in each case in the manner contemplated hereby;

(l) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(m) The Medium-Term Note Program under which the Securities are issued (the “Program”), as well as the Securities, are rated A-2 by Moody’s Investors Service, Inc. and A by Standard & Poor’s Ratings Services, or such other rating as to which the Company shall have most recently notified the Agents; and

(n) Other than as set forth in the Prospectus, there is no action, suit or proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject pending before or brought by any court, arbitrator or governmental body, nor is any such action, suit or proceeding to the knowledge of the Company threatened, in respect of which, in the judgment of the Company, there is any reasonable likelihood that it will result in a material adverse change in the condition (financial or other) or business, or materially and adversely affect the properties or assets, of the Company and its subsidiaries as a whole.

2. (a)  On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Company reserves the right, in its sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities.  Upon receipt of instructions from the Company, the Agent or Agents receiving such instructions will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed.

The Company agrees to pay the presenting Agent (or jointly to two or more Agents if such presentation is jointly made) a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the principal amount of such Security sold (or such other amount as may be agreed to from time to time):

Range of Maturities	Fee as a Percentage of Principal Amount

From 9 months to less than 12 months	.050%
From 12 months to less than 18 months	.075%
From 18 months to less than 24 months	.125%
From 24 months to less than 36 months	.175%
From 36 months to less than 48 months	.250%
From 48 months to less than 60 months	.300%
From 60 months to less than 72 months	.350%
From 72 months to less than 84 months	.375%
From 84 months to less than 96 months	.400%
From 96 months to less than 108 months	.425%
From 108 months to less than 120 months	.450%
From 120 months to less than 180 months	.475%
From 180 months to less than 240 months	.550%
From 240 months to 360 months	.600%

Where the term of the Security is more than 30 years, the commission shall be as agreed upon between the Company and the Agent at the time of sale.

Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent.  The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part.  Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein.

(b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent.  Each Terms Agreement will take the form of either (i) a written agreement between you and the Company which shall be substantially in the form of Annex I hereto or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company.  Any Agent’s commitment to purchase Securities pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; provided that for purposes of any Terms Agreement all references in this Agreement to “you” or “the Agents” shall be deemed to refer only to the Agent or Agents party to such Terms Agreement.  Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each a “Time of Delivery”) and place of delivery of and payment for such Securities.  Such Terms Agreement shall also specify any requirements for officers’ certificates, opinions of counsel and accountants’ letters pursuant to Section 4 hereof and any additional agreements pursuant to Section 5 hereof.  In connection with any purchase of Securities by an Agent as principal, such Agent may utilize dealer groups and reallow commissions and discounts.

For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Procedure.  For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

(c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Procedure.  The provisions of the Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement.  Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between you and the Company.

(d) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in a composite currency, in any country issuing a currency comprising a portion of such composite currency), except as permitted by applicable law.

3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which Securities are first sold hereunder, such time and date being herein called the “Closing Date.”

4. The Company covenants and agrees with you:

(a) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date or after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amendment or supplement is required by law; to make no such amendment or supplement, other than any Pricing Supplement, at any other time prior to having afforded you a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice required  by Rule 173 under the Act) is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement relating to Securities not purchased through or by such Agent) has been filed with, or transmitted for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) If by the third anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Agents, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form reasonably satisfactory to you.  If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form reasonably satisfactory to you, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(c) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) (i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(d) That, in connection with each purchase of a Security by an Agent or principal, the Company shall prepare a final term sheet (a “Final Term Sheet”), containing solely a description of such Security, in a form approved by such Agent or principal and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule;

(e) That, other than the Final Term Sheet prepared and filed pursuant to Section 4(c) above in respect of any Security, it has not made and will not make any offer, without the prior written consent of the Agents, relating to such Security that would constitute a “free writing prospectus” as defined in Rule 405 under the Act.  Each Agent represents and agrees that, other than one or more term sheets relating to such Security containing customary information, it has not made and will not make any offer relating to such Security that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act (each an “Issuer Free Writing Prospectus”);

(f) Promptly from time to time to take such action as you reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(g) To furnish you with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Procedure), in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus (or, in lieu thereof, the notice required by Rule 173 under the Act) is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice required by Rule 173 under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and request you to suspend solicitation of offers to purchase Securities from the Company, in your capacity as agents of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, other than by any Pricing Supplement (except as provided in the Procedure), to so advise you promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the

Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period any Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

(h) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement or a post-effective amendment thereto (within the meaning of Rule 158);

(i) During the period when this Agreement is in effect, to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Commission);

(j) That, from the date of any Terms Agreement or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by the Agent or Agents party to such Terms Agreement, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent or Agents, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in the United States which mature nine months or more after such Time of Delivery and which are substantially similar to the Securities except for debt securities offered or sold pursuant to the Company’s PowerNotes® program;

(k) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each sale of Securities to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to the Agent or Agents which are parties to such Terms Agreement that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

(l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless delivery of a certificate is reasonably requested by the Agents with respect to such filing), and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a certificate of officers of the Company satisfactory to you, dated the date of such supplement, amendment, incorporation or Time of Delivery related to such sale, in form satisfactory to you in your reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

(m) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless delivery of a certificate is reasonably requested by the Agents with respect to such filing), and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company, or other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

(n) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless delivery of a certificate is reasonably requested by the Agents with respect to such filing), in either case to set forth financial information included in or derived from the Company’s consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to an Agent as principal, the Company shall cause its independent public accountants forthwith to furnish you a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of such a character that, in your reasonable judgment, such letter should address such other information;

(o) That, in the event the Company determines to solicit offers to purchase and sell the Securities to or through agents other than the Agents, the Company shall provide the Agents prompt notice of such determination;

(p) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in Section 6(a), 6(e) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(p), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(g) on behalf of any such person);

(q) The Company will notify the Agents as soon as practicable, and confirm such notice in writing, of any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Securities) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities; and

(r) The Company will use its best efforts to effect the listing of the Securities prior to the Time of Delivery on any national or offshore securities exchange or quotation system if and as specified in the applicable Terms Agreement.

(s) If at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, the Preliminary Prospectus or the Pricing Supplement or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to you and, if requested by you, will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein.

5. Unless otherwise provided in any applicable Terms Agreement, the Company covenants and agrees with you that the Company will pay or cause to be paid the following:  (i) the fees and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplement and amendments and supplements thereto and the mailing and delivering of copies thereof to you; (ii) the fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any blue sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(f) hereof, including fees and disbursements of your counsel in connection with such qualification and in connection with the blue sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  Each Agent shall pay all other fees and expenses incurred by such Agent.

6. The obligations of each Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of each Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent’s reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

(a) (i) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (ii) no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; (iii) the Final Term Sheet and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and (iv) all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Your counsel shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Counsel for the Company satisfactory to you shall have furnished to you their written opinion, dated the Closing Date or any applicable date referred to in Section 4(m), as the case may be, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

(d) At 11:00 a.m., New York City time, on the Closing Date or on any applicable date referred to in Section 4(n), as the case may be, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated the Closing Date or such applicable date, in form and substance satisfactory to you, to the effect set forth in Annex IV hereto;

(e) Neither the Company nor any of its subsidiaries shall have sustained after the date of the latest audited financial statements included or incorporated by reference in the Prospectus and (A) prior to the Closing Date, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement, and (B) prior to each Time of Delivery, any such material loss or interference, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any corresponding Terms Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented and (A) prior to the Closing Date, there shall not have been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement, and (B) prior to each Time of Delivery, there shall not have been any such material change or development, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any corresponding Terms Agreement, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

(f) The Company shall have furnished or caused to be furnished to you a certificate of officers of the Company satisfactory to you, dated the Closing Date or any applicable date referred to in Section 4(l), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as you may reasonably request; and

(g) During the period in which you are soliciting offers to purchase Securities, including the period between the date of any acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following:  (i) trading in any securities of the Company or Caterpillar has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq Global Select Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the Financial Industry Regulatory Authority or any other governmental authority; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or, if the Securities include Securities denominated or payable in, or indexed to, one or more foreign currencies, by the relevant authorities in the related foreign country or countries; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or the occurrence of any other calamity or crisis, or any change or development involving a prospective change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be; or (iv) any downgrading in the rating accorded the Company’s debt securities by Moody’s Investors Service, Inc. or Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or a public announcement by either such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

7. (a)  The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus as amended or supplemented relating to such Securities.

(b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the contributing Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, or if the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the contributing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the contributing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the contributing Agent in respect thereof.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the contributing Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the contributing Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent’s obligations under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as an agent for the Company, and not as principal.  Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated.  If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any of you or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any or all Agents or by any Agent insofar as this Agreement relates to such Agent, upon the giving of written notice of such suspension or termination to the other parties hereto.  In the event of any such suspension or termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (d), (g), (h), (i) and (j) of Section 4. In addition, if any such termination of this Agreement shall occur at a time when any Agent shall own any of the Securities purchased from the Company with the intention of reselling them, the obligations of the Company under Section 4 shall also remain in effect so long as such Agent owns any of such Securities.

11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to One Bryant Park, New York, New York 10036, Facsimile Transmission No. (212) 449-2234, Attention:  MTN Product Management; if to Barclays Capital Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 745 Seventh Avenue, New York, New York 10019, Facsimile Transmission No. (212) 412-7680, Attention: Transaction Management; if to Citigroup Global Markets Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 388 Greenwich Street, Floor 34, New York, New York 10013, Facsimile Transmission No. (212) 816-0949, Attention:  Medium-Term Note Department; if to Goldman, Sachs & Co., shall be sufficient in all respects when delivered or sent by registered mail to 200 West Street, New York, New York 10282, Attention: Registration Department; if to J.P. Morgan Securities LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 383 Madison Avenue, New York, New York 10179, Facsimile Transmission No. (212) 834-6702, Attention: Transaction Execution Group; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Caterpillar Financial Services

Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-0001, Facsimile Transmission No. (615) 341-1083, Attention:  General Counsel.

12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and your respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.  No purchaser of any of the Securities through or from any of you shall be deemed a successor or assign by reason of such purchase.

13. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and any Terms Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company Agrees that it will not claim that the Agent, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15. Time shall be of the essence in this Agreement and any Terms Agreement.

16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

Very truly yours,

Caterpillar Financial Services Corporation

By:  _______________________________
Name: James A. Duensing
Title:  Executive Vice President and
                           Chief Financial Officer

Accepted in New York, New York,
as of the date hereof:
Merrill Lynch, Pierce, Fenner & Smith Incorporated By: _______________________________ Name: Title:	__________________________________ (Goldman, Sachs & Co.)
Barclays Capital Inc. By: _______________________________ Name: Title:	J.P. Morgan Securities LLC By: _______________________________ Name: Title:
Citigroup Global Markets Inc. By: _______________________________ Name: Title: